UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

KB Home (the “Company”) is filing this Current Report on Form 8-K for the purpose of incorporating by reference the Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of Regions Bank into the Company’s Registration Statement on Form S-3 (Registration No. 333-239778), as amended by Post-Effective Amendment No. 1 thereto, under which Registration Statement the Company’s debt securities issued under the Indenture, dated as of January 28, 2004 (as amended and supplemented), by and between the Company, the guarantors party thereto, and Regions Bank (as successor to U.S. Bank Trust Company, National Association), as trustee, are registered.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.

25.2	Statement of Eligibility and Qualification of Regions Bank as trustee under the Senior Indenture.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2022

KB Home

By:	/s/ WILLIAM A. (TONY) RICHELIEU
William A. (Tony) Richelieu
Vice President, Corporate Secretary and Associate General Counsel

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